WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF
EMPIRICAL VENTURES, INC.
A NEVADA CORPORATION

The undersigned Director, being all the Directors of Empirical Ventures, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consents to the following action, without a meeting, and waives all notice or other meeting requirements.

Election of New Directors

RESOLVED, that the number of directors of the Corporation increase to four directors to serve immediately until the next annual meeting of the shareholders, or until removed by other action as allowed by the corporate bylaws; and be it

RESOLVED FURTHER, that the following individual be appointed a member of the board to fill the new positions:

Anthony Jackson

Dated: This 10th day of January 2014

The undersigned, being all the Directors of Empirical Ventures, Inc., waives the required notice of meeting and consents to all actions taken hereby.

/s/Derek Ward
_____________________
Derek Ward, President, CEO
Director

/s/ Peter Schulhof
_________________
Peter Schulhof, Secretary Treasurer

/s/Stewart Irvine
_________________
Stewart Irvine, Director

  WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF
EMPIRICAL VENTURES, INC.
A NEVADA CORPORATION

The undersigned, being all the Directors of Empirical Ventures, Inc. a Nevada corporation, pursuant to the By-Laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Election of New Officers

RESOLVED, that the following person be elected as the officer of the Corporation to hold office until the next annual general meeting of the Corporation or until removed in accordance with the By-Laws of the Corporation:

Officer: Anthony Jackson

Office: Chief Financial Officer

Dated: This 10th day of January, 2014

The undersigned, being all the Directors of Empirical Ventures, Inc., waive the required notice of meeting and consent to all actions taken hererof.

/s/Derek Ward
_____________________
Derek Ward, President, CEO
Director

/s/ Peter Schulhof
_________________
Peter Schulhof, Secretary Treasurer

/s/Stewart Irvine
_________________
Stewart Irvine, Director